EXHIBIT 10.3

                            INDEMNIFICATION AGREEMENT
                            -------------------------



     THIS INDEMNIFICATION AGREEMENT ("Agreement") is made and entered into as of June 27, 1996, by and between Concurrent Computer Corporation, a Delaware corporation (the "Company"), and Robert E. Chism (the "Indemnitee").

                                    RECITALS

     WHEREAS, in recent years it has been increasingly difficult to obtain directors' and officers' liability insurance, and there have been significant increases in the premiums charged to maintain such insurance and substantial reductions in the types of risks and amount of coverage provided by such insurance;

     WHEREAS, the law regarding the duties and liabilities of directors, officers and other agents of corporations is frequently difficult to apply or ambiguous and, therefore, in many instances fails to provide such directors, officers and other agents with adequate or accurate information with respect to the legal risks to which they are exposed;

     WHEREAS, there has been a substantial increase in recent years in the number of lawsuits filed against directors, officers and other agents of corporations and such lawsuits frequently involve plaintiffs whose claims are without merit and who seek compensation for alleged damages which is far in excess of the compensation from the corporation received by such directors, officers and other agents, and often in excess of the personal resources of such persons derived independently from service to the Company;

     WHEREAS, Section 145 of the General Corporation Law of Delaware, Article Eleventh of the Certificate of Incorporation and Article XXIII of the Bylaws of the Company permit the Company to enter into an indemnification agreement with the Company's directors and officers; and

     WHEREAS, the Company, in order to induce Indemnitee to continue to serve the Company, is willing to provide Indemnitee with the benefits hereinafter set forth.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the foregoing and the covenants, terms and conditions hereinafter set forth, the Company and Indemnitee hereby agree as follows:

     1.     Definitions. For purposes of this Agreement, the following terms
            -----------
shall have the following meanings:

          (a) "Agent of the Company" means any person who (i) is or was a
              ----------------------
director,

officer, employee or other agent of the Company or a Subsidiary, (ii) is or was serving at the request of, for the convenience of or to represent the interest of the Company or a Subsidiary, as a


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director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, (iii) was a director, officer or other agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a Subsidiary, or (iv) was a director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise at the request of, for the convenience of or to represent the interests of any such predecessor corporation.

          (b) "Change of Control" means any of the following events:
              -------------------

               (i) the consummation of any transaction after which any "person" or "group" (as such terms are used in Sections 3(a)(9), 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities or possesses the power to vote or control the vote of securities of the Company representing 30% or more of the combined voting power of either the Common Stock or all outstanding securities of the Company; or

               (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (c) "Continuing Director" shall mean any member of the Company's board
              ---------------------
of directors as of the date of this Agreement, and any successor to a Continuing Director who is recommended to succeed a Continuing Director by a majority of Continuing Directors who are then members of the board of directors.

          (d) "Corporate Status" means the status of an Agent of the Company,
              ------------------
and includes anything done or omitted to be done by an Agent of the Company in any such capacity.

          (e) "D&O Insurance" has the meaning set forth in Section 2 of this
              ---------------
Agreement.

          (f) "Disinterested Director" means a director of the Company who is
              ------------------------
not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (g) "Dispute" has the meaning set forth in Section 8 of this
              ---------
Agreement.

          (h) "Expenses" includes all out-of-pocket costs of any type or nature
              ----------
whatsoever (including, without limitation, all attorneys' fees and related disbursements), actually and


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
reasonably incurred by or on behalf of Indemnitee either in connection with the investigation, defense, adjudication, settlement or appeal of a Proceeding, in preparing to defend a Proceeding, or in connection with establishing or enforcing a right to indemnification or advancement of Expenses under this Agreement, the Certificate of Incorporation or By-laws of the Company, applicable law or otherwise; provided, however, that Expenses shall not include judgments, fines, penalties or amounts paid in settlement of a Proceeding.

          (i) "Good Faith" means in good faith and in a manner Indemnitee
              ------------
reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, with no reasonable cause to believe Indemnitee's conduct was unlawful.

          (j) "Independent Counsel" means a law firm, or a member of a law firm,
              ---------------------
that is experienced in matters of corporation law and neither presently is, nor in the past three years has been, retained to represent (i) the Company or Indemnitee in any manner material to either such party (except representation as Independent Counsel under this Agreement or any similar agreement), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, could be precluded from representing either the Company or Indemnitee due to actual or potential conflicts of interest in an action to determine Indemnitee's rights under this Agreement.

          (k) "Proceeding" means any threatened, pending or completed action,
              ------------
suit or other proceeding, or any inquiry or investigation, whether conducted by the Company or any other party that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or of any other type whatsoever.

          (l) "Subsidiary" means any corporation of which 50% or more of the
              ------------
outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries.

     2.      D&O Insurance. To the extent that the Company maintains at any time
             --------------
during the term hereof an insurance policy or policies providing liability insurance for any Agent of the Company ("D&O Insurance"), the Company shall use commercially reasonable efforts to obtain coverage for Indemnitee under such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any Agent of the Company occupying the same office or position with respect to the Company, provided that outside directors of the Company shall receive coverage no less extensive than coverage provided to any executive officer or other director of the Company.

     3.     Indemnification.
            ----------------

          (a) General Intent. If, by reason of Indemnitee's Corporate Status,
              ---------------
Indemnitee is a party or is threatened to be made a party to any Proceeding, the Company shall indemnify and advance Expenses to Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. Without limiting the generality of the foregoing, the Company shall indemnify and advance Expenses to Indemnitee as provided under this Agreement.

          (b) Proceedings Other Than Proceedings by or in the Right of the
              ------------------------------------------------------------
Company. If, by reason of Indemnitee's Corporate Status, Indemnitee is, or is
-------
threatened to be made, a party to any Proceeding, other than a Proceeding by or in the right of the Company, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement, including all interest, assessments and other charges paid or payable with respect thereto, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith with respect to the matters which are the subject of the Proceeding (determined either by adjudication or pursuant to Sections 5 or 8).

          (c) Proceeding by or in the Right of the Company. If, by reason of
              ---------------------------------------------
Indemnitee's Corporate Status, Indemnitee is, or is threatened to be made, a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor, Indemnitee shall be indemnified against Expenses and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding if Indemnitee acted in Good Faith with respect to the matters which are the subject of the Proceeding (determined either by adjudication or pursuant to Sections 5 or 8). Notwithstanding the foregoing, no such indemnification shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that indemnification shall nevertheless be made in such event to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine.

          (d) Indemnification of a Party Who is Wholly or Partly Successful.
              --------------------------------------------------------------
Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to any Proceeding and is successful, on the merits or otherwise, in the defense of such Proceeding, Indemnitee shall be indemnified to the maximum extent permitted by law, against all Expenses in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent permitted by law, against all Expenses in connection with each such successfully resolved claim, issue or matter. For purposes of this Section 3(d) and without limitations the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter, so long as there has been no determination (either adjudicated or pursuant to Sections 5 or 8) that Indemnitee did not act in Good Faith.

          (e) Indemnification for Expenses of a Witness. Notwithstanding any
              ------------------------------------------
other provisions of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in any Proceeding, Indemnitee shall be indemnified against all Expenses in connection therewith.


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
          (f) Partial Indemnification. If Indemnitee is entitled under this
              ------------------------
Agreement to indemnification by the Company for some or a portion of any Expenses, judgments, penalties, fines or amounts paid in settlement in connection with any Proceeding but is not entitled to indemnification for the full amount thereof, the Company shall nevertheless indemnify Indemnitee for such full amount thereof less the portion to which it is ultimately determined (either by adjudication or pursuant to Sections 5 or 8, as applicable) that Indemnitee is not entitled.

          (g) Claims Initiated by Indemnitee. Notwithstanding any other
              ------------------------------
provision of this Agreement to the contrary, the Company shall not be obligated under this Agreement to indemnify the Indemnitee in connection with any Proceeding initiated by the Indemnitee and not by way of defense, cross-claim or counter-claim unless (i) the initiation of such Proceeding is joined in or consented to by the Board of Directors of the Company or (ii) Indemnitee initiates the Proceeding in order to establish or enforce a right to indemnification or advancement of Expenses under this Agreement, the Certificate of Incorporation or Bylaws of the Company, applicable law or otherwise.

          (h) Exclusions. Notwithstanding any other provisions of this Agreement
              -----------
to the contrary, the Company shall not be obligated under this Agreement to make any payments:

               (i) to indemnify the Indemnitee for any Expenses, judgments, penalties, fines and amounts paid in settlement for which payment is actually made to or on behalf of the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance policy; or

               (ii) to indemnify the Indemnitee for any Expenses, judgments, penalties, fines and amounts paid in settlement pursuant to any Proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto.

     4.      Advancement of Expenses. Notwithstanding any provision to the
             -----------------------
contrary herein, the Company shall advance all Expenses which, by reason of Indemnitee's Corporate Status, were incurred in connection with any Proceeding, within thirty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred (which, in the case of legal bills, shall include information regarding hours spent and billing rates) and shall include or be preceded or accompanied by an undertaking, in substantially the form attached hereto as Exhibit A, by or on behalf of Indemnitee to repay any
                        ---------
Expenses as to which it shall ultimately be determined (either by adjudication or pursuant to Sections 5 or 8, as applicable) that Indemnitee is not entitled to be indemnified.

     5.      Procedures for Determination of Entitlement.
             --------------------------------------------

          (a) Method of Determination. When, in connection with any Proceeding,
              -----------------------
an Expense, judgment, penalty, fine or amount paid in settlement has been incurred by Indemnitee or on Indemnitee's behalf, and where a determination would be required by Section 145(d) of the Delaware General Corporation Law or any successor statute, Indemnitee's entitlement to indemnification pursuant to
Section 3 of this Agreement or to retain Expenses advanced pursuant to Section 4 of this Agreement shall be determined by Independent Counsel in a written opinion to the then current Board of Directors of the Company, a copy of which shall be delivered to Indemnitee.

          (b) Selection, Payment, Discharge of Independent Counsel. The
              -----------------------------------------------------
Independent Counsel shall be selected, paid and discharged in the following manner.

               (i) If a Change of Control has not occurred, the Independent Counsel shall be selected by a majority vote of a quorum of Disinterested Directors of the Board of Directors, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected.

               (ii) If a Change of Control has occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event clause (i) of this Section 5(b) shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected.

               (iii) Following the initial selection described in clauses (i) and (ii) of this Section 5(b), Indemnitee or the Company, as the case may be, may, within fourteen (14) calendar days after such written notice of selection has been given, deliver to the other party a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1(j) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is made by the Board of Directors or Indemnitee, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit or the Indemnitee and the Board of Directors otherwise agree.

               (iv) The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this
     Section 5(b) regardless of the manner in which such Independent Counsel was selected or appointed.


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
               (v) The Company and Indemnitee shall use all reasonable efforts to assist and cooperate with Independent Counsel, as requested by such counsel, so that counsel may deliver its written opinion with respect to Indemnitee's entitlement to indemnification within twenty (20) calendar days of its selection. Such twenty (20) day period shall be stayed for such period of time that the Indemnitee or the Board of Directors continues to object to the selection of Independent Counsel pursuant to Section 5
     (b)(iii) hereof.

          (c) Failure to Select Independent Counsel. In the event that the Board
             --------------------------------------
of Directors fails or refuses to select the Independent Counsel pursuant to
Section 5(b)(i), within twenty (20) calendar days after receipt by the Company of the request for indemnification, such failure or refusal shall be treated as determination that Indemnitee is entitled to the indemnification sought; provided, however, that if the Board of Directors is prevented from acting to select Independent Counsel within such twenty (20) day period by court order or other act or event beyond the reasonable control of the Board of Directors, then the twenty (20) day period shall be stayed for such time that the Board of Directors is so prevented from acting.

          (d) Payment. Following any determination or deemed determination that
              --------
Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within thirty (30) calendar days after such determination or on such later date as may be required pursuant to any judgment or structured settlement of the related Proceeding.

     6. Proceedings Involving this Agreement. Notwithstanding any other
        ------------------------------------
provision of this Agreement to the contrary, the Company shall indemnify and hold harmless Indemnitee against all Expenses in connection with any Proceeding between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, unless a court of competent jurisdiction determines that each of the claims and/or defenses of Indemnitee in any such Proceeding was frivolous or made in bad faith.

     7. Notice of Proceedings and Assumption of Defense.
        ------------------------------------------------

          (a) Notice to Company. Promptly after receipt by Indemnitee of notice
              ------------------
of the commencement or the threat of commencement of any Proceeding with respect to which Indemnitee believes that Indemnitee may be entitled to indemnification or the advancement of Expenses under this Agreement, Indemnitee shall notify the Company in writing of the commencement or the threat of commencement thereof; provided, however, that Indemnitee's failure to provide any such notice shall not relieve the Company of any of its obligations under this Agreement unless the failure to provide such notice has a material adverse effect on the Company's ability to meet such obligations.

          (b) Notice to Insurers. Upon receipt of a notice as provided in
              -------------------
Section 7(a) hereof, the Company shall promptly give notice to its D&O Insurance carrier(s), if any, of the commencement or threat of commencement of the Proceeding described in such notice provided to the Company under Section 7(a), and shall thereafter take all steps reasonably necessary or desirable in order to


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
cause such D&O Insurance carrier(s) to pay to or on behalf of Indemnitee all amounts payable under such D&O Insurance in connection with such Proceeding.

          (c) Assumption of Defense. Within thirty (30) calendar days after the
              ----------------------
receipt by the Company of a notice pursuant to Section 7(a) hereof of the commencement or threat of commencement of a Proceeding, the Company may elect by written notice to Indemnitee to assume the defense of such Proceeding, with counsel selected by the Company and in whom Indemnitee has reasonable confidence after having interviewed such counsel. After the retention of such counsel by the Company, and for so long as the Company continues to retain such counsel, the Company shall not be liable to Indemnitee for any fees or disbursements of counsel incurred by Indemnitee in connection with such Proceeding; provided, however, that (i) Indemnitee shall have the continued right to employ counsel at the expense of Indemnitee and (ii) the Company shall pay the reasonable fees and disbursements of counsel retained by Indemnitee in the event that such counsel retained by Indemnitee shall advise Indemnitee and the Company that one or more non-frivolous legal defenses reasonably believed to be meritorious may be available to Indemnitee which are different from, in conflict with, or additional to those available to the Company (or any other person represented by counsel selected by the Company to represent Indemnitee in connection with such Proceeding) and may place the Company (or such person) and Indemnitee in potentially adverse positions and the Company, after consultation with its counsel, agrees in writing with such advice.

     8.     Remedies of Indemnitee.
            -----------------------

          (a) Application. This Section 8 shall apply in the event of a Dispute.
              ------------
For purposes of this Section 8, "Dispute" shall mean any of the following events:

               (i) a determination is made pursuant to Section 5 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement and Indemnitee disagrees with such determination;

               (ii) a determination is made by Independent Counsel pursuant to
     Section 5(a) of this Agreement, or is deemed made pursuant to Section 5(c), that Indemnitee is entitled to indemnification under this Agreement and the Board of Directors of the Company fails or refuses to implement such indemnification with such determination;

               (iii) advancement of Expenses is not timely made pursuant to
     Section 4 of this Agreement;

               (iv) a determination of entitlement to be made pursuant to
     Section 5(a) of this Agreement has not been made within twenty (20) calendar days after selection of Independent Counsel;

               (v) selection of Independent Counsel pursuant to Section 5(b) hereof has not been made within twenty (20) calendar days after receipt by the Company of the request for indemnification;


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
               (vi) payment of indemnification is not made pursuant to Section 3(d) of this Agreement within thirty (30) calendar days after receipt by the Company of written notice from Indemnitee's counsel stating that Indemnitee has been successful on the merits or otherwise in any Proceeding as to one or more claims, issues or matters in such Proceeding; or

               (vii) payment of indemnification is not made when due under
     Section 5(d).

          (b) Adjudication. In the event of a Dispute, Indemnitee (or the
              -------------
Company in the case of a Dispute arising under Section 8(a)(ii)) shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, in the event of a Dispute, Indemnitee (or the Company in the case of a Dispute arising under Section 8(a)(ii)) may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Neither party shall oppose the other party's right to seek any such adjudication or arbitration.

          (c) De Novo Review. In the event a Dispute arises under Section
              ---------------
8(a)(i) or (ii), any judicial proceeding or arbitration commenced pursuant to this Section 8 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and the party seeking to overturn a prior adverse determination shall not be prejudiced by reasons of such prior adverse determination. In any such proceeding or arbitration, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

          (d) Procedures Valid. Subject to Section 21 hereof, the Company shall
              ----------------
be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is contractually bound by the provisions of this Agreement.

     9.      Non-Exclusivity; Other Provisions. The benefits and rights provided
             ----------------------------------
to Indemnitee under this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any law, the Certificate of Incorporation or By-laws of the Company, other agreements or otherwise. During the period from the date of this Agreement until the expiration of two (2) years from the date on which Indemnitee ceases to be an Agent of the Company (unless a Proceeding is then pending, in which case this obligation shall continue until the final conclusion of such Proceeding), the Company agrees not to amend any provision of the Company's Certificate of Incorporation or By-laws now or hereafter in effect that authorizes the indemnification of Agents of the Company, or that limits or eliminates the liability of any Agent of the Company with respect to any action or inaction in such capacity, in a manner which materially and adversely affects Indemnitee's rights thereunder, without the express written consent of Indemnitee.


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
     10.     Interpretation. The parties hereto intend that this Agreement be
             --------------
interpreted and enforced so as to provide indemnification and advancement of Expenses to Indemnitee to the fullest extent which is now or hereafter permitted by applicable law and, in the event that the validity, legality or enforceability of any provision of this Agreement is in question, such provision shall be interpreted in a manner such that the provision will be valid, legal and enforceable to the greatest extent possible. For purposes of this Agreement, the termination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contender, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that Indemnitee is not entitled to indemnification or expense advance or that indemnification or Expense advance is not permitted by applicable law, unless the issue of such standard of conduct, belief or determination of entitlement was specifically adjudicated, or admitted or acknowledged by Indemnitee, in connection with the terminated Proceeding.

     11.     Change of Law. If Section 145 of the Delaware General Corporation
             --------------
Law, or any successor statute, is hereafter amended (the "Amended Statute") in a manner that expands the authority of the Company to indemnify or advance Expenses to Indemnitee, this Agreement shall thereupon be deemed modified to provide for indemnification of and advancement of Expenses to Indemnitee to the fullest extent not prohibited by the Amended Statute.

     12.     Continuation of Indemnification. Except as provided in Section 21
             -------------------------------
hereof, all obligations of the Company hereunder shall continue during the period Indemnitee is an Agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was serving or had served as an Agent of the Company.

     13.     Modification and Waiver. Except as expressly provided herein, no
             ------------------------
supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall such waiver constitute a continuing waiver.

     14.     Severability. If any provision of this Agreement is held by a court
             -------------
of competent jurisdiction to be invalid or unenforceable for any reason whatsoever, the validity and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and to the fullest extent possible the other provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid or unenforceable and to give effect to Section 10 hereof.

     15.     Counterparts. This Agreement may be executed in one or more
             -------------
counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

     16.     Headings. The headings in this Agreement are inserted for
             --------
convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.


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
     17.    Governing Law. This Agreement shall be governed by and construed
            --------------
according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

     18.    Burden of Proof. In the event of any Dispute under this Agreement
            ---------------
involving the obligations of the Company to indemnify or advance Expenses to Indemnitee, the Company shall have the burden of proving that the Company is not so obligated to indemnify or advance Expenses to Indemnitee.

     19.    Notices. Any written notice required or permitted under this
            --------
Agreement shall be deemed to have been duly given on the date of service, if served personally on the party to whom notice is to be given, or on the fifth day after mailing if mailed by certified mail, postage prepaid and addressed to the addressee at the address stated opposite its name below, or at the most recent address specified by written notice by one of the parties to the other.

               Company Concurrent Computer Corporation 2101 West Cypress Creek Road
                                  Ft. Lauderdale, Florida 33309
                                  Attention:   General Counsel

               Indemnitee         Robert E. Chism
                                  10735 N.W. 54th Place
                                  Coral Springs, FL 33076

     20.    Successors and Assigns. The terms of this Agreement shall bind,
            ----------------------
and shall inure to the benefit of, the successors and assigns of the Company and the heirs, successors, administrators and assigns of Indemnitee, respectively, provided that Indemnitee's rights hereunder may not be assigned without the Company's written consent.

     21.    Stockholder Approval. In the event this Agreement is submitted to
            --------------------
the stockholders of the Company for ratification and the stockholders fail to ratify this Agreement, this Agreement shall terminate as of the date of such stockholder vote and have no further force and effect thereafter; provided, however, that to the extent permitted by law all obligations of the Company hereunder shall continue with respect to, and so long as Indemnitee shall be subject to any Proceeding relating to any act or omission of the Indemnitee which occurred or is alleged to have occurred on or after the date this Agreement is signed by the Company and prior to the date of such stockholder vote.

     22.     Subrogation. In the event of payment under this Agreement, the
             -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the date first set forth above.

                                      CONCURRENT COMPUTER CORPORATION




                                      By:     /s/ Karen G. Fink
                                         ------------------------------------
                                           Karen G. Fink
                                           Vice President, General Counsel and
                                                Secretary



                                      INDEMNITEE


                                             /s/ Robert E. Chism
                                      ---------------------------------------
                                           Robert E. Chism

                                    EXHIBIT A
                                    ---------



                            Substance of Undertaking
                            ------------------------



     The undersigned hereby undertakes and agrees to repay to the Company any Expenses, advanced by the Company, as to which it shall ultimately be determined (either by adjudication or pursuant to Sections 5 or 8, as applicable, of the Indemnification Agreement between the undersigned and Concurrent Computer Corporation (the "Agreement")), that the undersigned is not entitled to be indemnified. The defined terms used in the preceding sentence shall have the meaningss set forth in the Agreement.

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